As filed with the Securities and Exchange Commission on July 3, 2019
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22396
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2019
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Stockholders.

Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman High Yield Strategies Fund Inc.

Semi-Annual Report April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nb.com/CEFliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

LEGEND	6

SCHEDULES OF INVESTMENTS	7

FINANCIAL STATEMENTS	24

FINANCIAL HIGHLIGHTS/PER SHARE DATA	37

Distribution Reinvestment Plan for the Fund	39
Directory	42
Proxy Voting Policies and Procedures	43
Quarterly Portfolio Schedule	43
Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2019 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the semi-annual report for Neuberger Berman High Yield Strategies Fund Inc. (the Fund) for the six months ended April 30, 2019. The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

On April 11, 2019, the Fund announced an increase in its monthly distribution rate to $0.0905 per share of common stock from the prior monthly distribution rate of $0.0658 per share, representing an increase of approximately 38%, beginning with the distribution payable on May 31, 2019. The distribution increase was done in an effort to enhance the Fund’s competitiveness in the secondary market and increase demand for the Fund’s common stock in the secondary market, which may narrow the trading discount between the market price and net asset value per share of the Fund’s common stock. In approving the increase, the Fund’s Board of Directors determined that, like many other closed-end funds, it was in the best interests of the Fund and its stockholders to pay a higher distribution rate, even if distribution payments represent a combination of net investment income, capital gain and return of capital. Post the announcement and through June 19, 2019, the trading discount between the market price and net asset value per share of the Fund’s common stock has narrowed by 187 basis points. In comparison, the Morningstar US Closed-End Fund High Yield Bond Category average trading discount has widened by 50 basis points over the same period. Neuberger Berman and the Fund’s Board of Directors will continue to consider other strategies or transactions that may enhance long-term stockholder value and mitigate the discount that the Fund’s common stock trades relative to its net asset value.

The Fund and Neuberger Berman express deep sadness over the unexpected passing of Patrick Flynn, Portfolio Co-Manager of the Fund, on April 23, 2019. The Fund and Neuberger Berman mourn his untimely passing and extend deepest condolences to his loved ones. Building on Neuberger Berman’s team-based approach, Chris Kocinski, previously the co-director of non-investment grade credit research and a senior research analyst for the firm, was named Portfolio Co-Manager of the Fund on May 8, 2019. Chris joins Thomas P. O’Reilly, Russ Covode, Daniel Doyle and Joseph Lind as a portfolio manager of the Fund. The Fund’s portfolio managers contribute to Neuberger Berman’s broader Non-Investment Grade team of portfolio managers, research analysts, portfolio specialists and traders. The team-based approach to portfolio management positions the Non-Investment Grade team to deliver the same continuity of investment process and risk management that has distinguished it for the past two decades.

Thank you for your confidence in the Fund. We will do our best to continue earning your trust in the years to come.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman High Yield Strategies Fund Inc.

1

Neuberger Berman High Yield Strategies Fund Inc. Portfolio Commentary

Neuberger Berman High Yield Strategies Fund Inc. (the Fund) generated a 6.93% total return on a net asset value (NAV) basis for the six months ended April 30, 2019 and outperformed its benchmark, the ICE BofAML U.S. High Yield Constrained Index (the Index), which provided a 5.55% total return for the same period. (Fund performance on a market price basis, which has also outpaced the Index, is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to performance given the positive price return for the high yield market during the reporting period.

The overall high yield market, as measured by the Index, generated solid results during the reporting period. After moving lower over the first two months of the period, the high yield market rallied over the next four months. The market’s turnaround was triggered by a number of factors, including a “dovish pivot” by the U.S. Federal Reserve Board (Fed), as it indicated that it did not expect to raise rates in 2019. Also supporting the market were generally solid corporate results and hopes for progress on the U.S. and China trade negotiations front.

From a sector perspective, an overweight to media-cable relative to the Index, security selection within metals & mining, and security selection within gaming were the largest contributors to performance. In contrast, security selection within energy, telecommunications and gas distribution detracted the most from performance for the period.

In terms of the Fund’s quality biases, security selection within securities rated BB and B contributed to performance, while security selection within securities rated CCC & below detracted from performance.

The Fund’s use of swap contracts detracted from performance during the reporting period.

We made several adjustments to the portfolio during the reporting period. The Fund’s allocation to securities rated BB was reduced by approximately 3%. We increased our allocation to securities rated BBB & above by approximately 1%. From a sector perspective, the Fund increased its allocations to gas distribution, consumer products & service, and capital goods, while reducing telecommunications, diversified financial services and food & drug retail exposures.

Looking ahead, we continue to believe fundamentals and valuations, along with a benign default environment, present a constructive backdrop for the overall high yield market. Operating performance of underlying issuers has been stable, revenue and earnings growth remain in positive territory, leverage continues to decline, and refinancing activity has significantly reduced the amount of bonds maturing in the near term. While we anticipate economic growth to slow, the Fed continues to push a more dovish narrative, thus leading to our expectation for even fewer recessionary pressures in the U.S. All told, we believe spreads could continue to tighten over the near term. That being said, risks continue to exist, including uncertainty around global growth expectations, government disruptions, trade policy and the overall regulatory environment, which could lead to periods of spread volatility. We believe our portfolio is positioned to provide downside protection as market volatility rises and take advantage of future opportunities within lower quality securities.

Sincerely,

Thomas P. O’Reilly*, Russ Covode, Daniel Doyle, Joe Lind and Chris Kocinski
Portfolio Co-Managers

*	Thomas P. O’Reilly is currently expected to retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Joe Lind and Chris Kocinski will continue to manage the Fund.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

The performance of certain rated bonds within the Index, as noted above, represent issues that are rated B1/B+ through B3/B-, Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody’s, S&P and Fitch ratings, as calculated by ICE BofAML.

2

TICKER SYMBOL
High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.3%
One to less than Five Years	25.9
Five to less than Ten Years	69.3
Ten Years or Greater	4.5
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS[1]
		Six Month	Average Annual Total Return
		Period	Ended 04/30/2019
	Inception	Ended
	Date	04/30/2019	1 Year	5 Years	10 Years	Life of Fund
At NAV[2]	07/28/2003	6.93%	8.02%	5.10%	12.84%	9.42%
At Market Price[3]	07/28/2003	19.64%	16.09%	5.34%	13.16%	8.59%
Index
ICE BofAML
US High Yield
Constrained Index[4]		5.55%	6.71%	4.85%	10.18%	7.70%

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived certain expenses during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

3

Endnotes

1	The performance information for periods prior to August 6, 2010 is that of Neuberger Berman High Yield Strategies Fund, a predecessor to the Fund.

2	Returns based on the NAV of the Fund.

3	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index

ICE BofAML U.S. High Yield Constrained Index:	The index tracks the performance of U.S. dollar-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings) and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

5

Legend High Yield Strategies Fund Inc. (Unaudited) April 30, 2019

Benchmarks
LIBOR = London Interbank Offered Rate

Clearinghouses:
CME = CME Group, Inc.

Payment Frequencies:
3M = 3 Months
6M = 6 Months

6

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) April 30, 2019

PRINCIPAL AMOUNT		VALUE

Loan Assignments(a) 6.7%

Building & Development 0.1%
$378,086	Realogy Group LLC, Term Loan B, (1 month USD LIBOR + 2.25%), 4.73%, due 2/8/2025	$368,751

Business Equipment & Services 0.4%
764,324	Presidio, Inc., Term Loan B, (USD LIBOR + 2.75%), 5.34%, due 2/2/2024	763,132	(b)
254,353	WEX Inc., Term Loan B2, (1 month USD LIBOR + 2.25%), 4.73%, due 6/30/2023	254,592	(c)(d)
		1,017,724

Cable & Satellite Television 0.6%
1,174,100	Altice France S.A., Term Loan B13, (1 month USD LIBOR + 4.00%), 6.47%, due 8/14/2026	1,147,260
386,088	CSC Holdings, LLC, Term Loan, (1 month USD LIBOR + 2.25%), 4.72%, due 1/15/2026	384,061
		1,531,321

Containers & Glass Products 0.9%
833,700	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.51%, due 11/7/2025	822,412	(b)
562,139	BWAY Holding Company, Term Loan B, (3 month USD LIBOR + 3.25%), 5.85%, due 4/3/2024	554,674
824,898	Reynolds Group Holdings Inc., Term Loan, (1 month USD LIBOR + 2.75%), 5.23%, due 2/5/2023	825,953
		2,203,039

Diversified Insurance 0.3%
683,288	Sedgwick Claims Management Services, Inc., Term Loan B, (1 month USD LIBOR + 3.25%),
	5.73%, due 12/31/2025	681,067

Drugs 0.2%
	Mallinckrodt International Finance S.A.
583,499	Term Loan B, (3 month USD LIBOR + 2.75%), 5.35%, due 9/24/2024	522,337
90,999	Term Loan B, (3 month USD LIBOR + 3.00%), 5.69%, due 2/24/2025	82,392
		604,729

Health Care 1.2%
903,663	MPH Acquisition Holdings LLC, Term Loan B, (3 month USD LIBOR + 2.75%), 5.35%, due
	6/7/2023	894,219
1,226,446	Team Health Holdings, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.23%,
	due 2/6/2024	1,148,260
	Tivity Health Inc.
239,943	Term Loan A, (1 month USD LIBOR + 4.25%), 6.73%, due 3/5/2024	237,544
695,711	Term Loan B, (1 month USD LIBOR + 5.25%), 7.73%, due 3/5/2026	684,844
		2,964,867

Leisure Goods - Activities - Movies 0.8%
707,478	Crown Finance US, Inc., Term Loan, (1 month USD LIBOR + 2.25%), 4.73%, due 2/28/2025	703,870
1,289,657	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1 month USD LIBOR + 3.00%),
	5.48%, due 3/31/2024	1,284,124
		1,987,994

See Notes to Financial Statements	7

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Lodging & Casinos 0.3%
$926,165	Mohegan Tribal Gaming Authority, Term Loan B, (1 month USD LIBOR + 4.00%), 6.48%,
	due 10/13/2023	$885,312

Publishing 0.3%
673,313	R.R. Donnelley & Sons Company, Term Loan B, (1 month USD LIBOR + 5.00%), 7.48%,
	due 1/15/2024	673,871

Retailers (except food & drug) 1.0%
996,257	Bass Pro Group, LLC, Term Loan B, (1 month USD LIBOR + 5.00%), 7.48%, due 9/25/2024	993,767
1,460,000	Staples, Inc., Term Loan, (3 month USD LIBOR + 5.00%), due 4/9/2026	1,441,020	(b)(c)(d)
		2,434,787

Telecommunications 0.6%
1,500,375	CenturyLink, Inc., Term Loan B, (1 month USD LIBOR + 2.75%), 5.23%, due 1/31/2025	1,489,962
	Total Loan Assignments (Cost $16,897,186)	16,843,424

Corporate Bonds 138.6%

Advertising 2.8%
955,000	Clear Channel Worldwide Holdings, Inc., 9.25%, due 2/15/2024	1,027,819	(e)
	Lamar Media Corp.
370,000	5.00%, due 5/1/2023	374,625
360,000	5.75%, due 2/1/2026	378,029
1,020,000	Nielsen Co. Luxembourg SARL, 5.00%, due 2/1/2025	1,007,250	(e)
2,705,000	Nielsen Finance LLC/Nielsen Finance Co., 5.00%, due 4/15/2022	2,691,637	(e)
	Outfront Media Capital LLC/Outfront Media Capital Corp.
365,000	5.63%, due 2/15/2024	376,133
1,035,000	5.88%, due 3/15/2025	1,069,931
		6,925,424

Aerospace & Defense 1.3%
710,000	BBA US Holdings, Inc., 5.38%, due 5/1/2026	727,750	(e)
2,480,000	TransDigm, Inc., 6.25%, due 3/15/2026	2,582,300	(e)
		3,310,050

Auto Parts & Equipment 1.0%
	Goodyear Tire & Rubber Co.
550,000	5.13%, due 11/15/2023	557,535
620,000	4.88%, due 3/15/2027	589,000
1,265,000	IHO Verwaltungs GmbH, 4.50% Cash/5.25% PIK, due 9/15/2023	1,277,410	(e)(f)
		2,423,945

Brokerage 1.8%
4,335,000	LPL Holdings, Inc., 5.75%, due 9/15/2025	4,410,862	(e)

See Notes to Financial Statements	8

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Building & Construction 4.3%
	Lennar Corp.
$510,000	8.38%, due 1/15/2021	$553,299
405,000	5.38%, due 10/1/2022	424,237
1,265,000	4.75%, due 11/15/2022	1,294,791
960,000	4.88%, due 12/15/2023	992,400
630,000	5.25%, due 6/1/2026	653,625
405,000	Meritage Homes Corp., 5.13%, due 6/6/2027	399,937
490,000	PulteGroup, Inc., 5.50%, due 3/1/2026	516,950
1,850,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/2024	1,868,500	(e)
	Toll Brothers Finance Corp.
680,000	4.38%, due 4/15/2023	690,200
250,000	5.63%, due 1/15/2024	264,688
1,170,000	4.88%, due 3/15/2027	1,170,000
845,000	4.35%, due 2/15/2028	806,975
790,000	TRI Pointe Group, Inc., 5.25%, due 6/1/2027	746,550
375,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, due 6/15/2024	379,530
		10,761,682

Building Materials 1.4%
1,140,000	Beacon Roofing Supply, Inc., 4.88%, due 11/1/2025	1,095,825	(e)
760,000	HD Supply, Inc., 5.38%, due 10/15/2026	786,600	(e)
	Jeld-Wen, Inc.
600,000	4.63%, due 12/15/2025	571,500	(e)
195,000	4.88%, due 12/15/2027	186,225	(e)
540,000	Masonite Int'l Corp., 5.75%, due 9/15/2026	552,150	(e)
480,000	USG Corp., 5.50%, due 3/1/2025	486,000	(e)
		3,678,300

Cable & Satellite Television 13.6%
555,000	Altice Financing SA, 7.50%, due 5/15/2026	563,325	(e)
945,000	Altice France SA, 8.13%, due 2/1/2027	987,525	(e)
	Altice Luxembourg SA
795,000	7.75%, due 5/15/2022	809,906	(e)
2,435,000	7.63%, due 2/15/2025	2,275,970	(e)
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,210,000	5.25%, due 9/30/2022	1,229,663
820,000	5.13%, due 5/1/2023	840,500	(e)
525,000	5.88%, due 4/1/2024	548,473	(e)
2,595,000	5.75%, due 2/15/2026	2,715,019	(e)
2,440,000	5.00%, due 2/1/2028	2,436,950	(e)

See Notes to Financial Statements	9

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	CSC Holdings LLC
$2,029,000	5.13%, due 12/15/2021	$2,034,072	(e)
200,000	5.38%, due 7/15/2023	204,500	(e)
2,010,000	7.75%, due 7/15/2025	2,160,122	(e)
890,000	6.63%, due 10/15/2025	945,625	(e)
1,583,000	10.88%, due 10/15/2025	1,820,450	(e)
1,490,000	5.50%, due 5/15/2026	1,530,044	(e)
785,000	5.50%, due 4/15/2027	808,652	(e)
1,190,000	7.50%, due 4/1/2028	1,298,587	(e)
705,000	6.50%, due 2/1/2029	756,994	(e)
	DISH DBS Corp.
375,000	6.75%, due 6/1/2021	386,695
2,430,000	5.88%, due 11/15/2024	2,095,875
780,000	7.75%, due 7/1/2026	698,100
	Numericable-SFR SA
365,000	6.25%, due 5/15/2024	374,125	(e)
3,605,000	7.38%, due 5/1/2026	3,652,316	(e)
565,000	UPCB Finance IV Ltd., 5.38%, due 1/15/2025	577,543	(e)
360,000	Virgin Media Finance PLC, 6.00%, due 10/15/2024	372,600	(e)
1,945,000	Virgin Media Secured Finance PLC, 5.50%, due 8/15/2026	1,993,683	(e)
		34,117,314

Chemicals 2.8%
685,000	CF Industries, Inc., 5.38%, due 3/15/2044	626,912
1,145,000	INEOS Group Holdings SA, 5.63%, due 8/1/2024	1,153,587	(e)
	NOVA Chemicals Corp.
365,000	5.25%, due 8/1/2023	367,738	(e)
1,970,000	4.88%, due 6/1/2024	1,925,675	(e)
925,000	5.00%, due 5/1/2025	899,562	(e)
555,000	5.25%, due 6/1/2027	545,288	(e)
1,090,000	Platform Specialty Products Corp., 5.88%, due 12/1/2025	1,115,887	(e)
350,000	PQ Corp., 6.75%, due 11/15/2022	362,250	(e)
		6,996,899

Consumer - Commercial Lease Financing 4.2%
	Navient Corp.
785,000	8.00%, due 3/25/2020	813,456
750,000	5.88%, due 3/25/2021	775,312
370,000	6.63%, due 7/26/2021	388,500
733,000	5.88%, due 10/25/2024	736,665
725,000	6.75%, due 6/15/2026	730,503
	Park Aerospace Holdings Ltd.
1,335,000	5.25%, due 8/15/2022	1,389,882	(e)
1,815,000	5.50%, due 2/15/2024	1,910,977	(e)

See Notes to Financial Statements	10

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Springleaf Finance Corp.
$895,000	7.75%, due 10/1/2021	$972,194
625,000	6.13%, due 5/15/2022	660,188
245,000	6.13%, due 3/15/2024	258,475
855,000	6.88%, due 3/15/2025	916,987
1,040,000	7.13%, due 3/15/2026	1,116,700
		10,669,839

Diversified Capital Goods 0.6%
525,000	Resideo Funding, Inc., 6.13%, due 11/1/2026	543,375	(e)
	SPX FLOW, Inc.
185,000	5.63%, due 8/15/2024	189,163	(e)
680,000	5.88%, due 8/15/2026	697,000	(e)
		1,429,538

Electric - Generation 6.3%
	Calpine Corp.
1,995,000	6.00%, due 1/15/2022	2,014,950	(e)
955,000	5.38%, due 1/15/2023	962,162
1,375,000	5.75%, due 1/15/2025	1,361,250
	Dynegy, Inc.
1,205,000	5.88%, due 6/1/2023	1,229,100
3,273,000	7.63%, due 11/1/2024	3,448,924
	NRG Energy, Inc.
2,365,000	7.25%, due 5/15/2026	2,574,894
2,915,000	6.63%, due 1/15/2027	3,119,050
1,185,000	Vistra Operations Co. LLC, 5.63%, due 2/15/2027	1,216,106	(e)
		15,926,436

Electric - Integrated 1.9%
	Talen Energy Supply LLC
2,480,000	9.50%, due 7/15/2022	2,703,200	(e)
2,055,000	10.50%, due 1/15/2026	2,146,858	(e)
		4,850,058

Electronics 0.7%
770,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	786,363	(e)
960,000	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/2026	1,014,000	(e)
		1,800,363

Energy - Exploration & Production 9.9%
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
982,000	10.00%, due 4/1/2022	1,075,290	(e)
2,335,000	7.00%, due 11/1/2026	2,276,625	(e)

See Notes to Financial Statements	11

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Chesapeake Energy Corp.
$3,095,000	8.00%, due 1/15/2025	$3,133,687
1,680,000	8.00%, due 6/15/2027	1,642,666
	EP Energy LLC/Everest Acquisition Finance, Inc.
300,000	7.75%, due 9/1/2022	69,000
2,760,000	6.38%, due 6/15/2023	496,800
2,581,000	9.38%, due 5/1/2024	954,970	(e)
	Oasis Petroleum, Inc.
992,000	6.88%, due 3/15/2022	995,720
1,450,000	6.25%, due 5/1/2026	1,406,500	(e)
	Parsley Energy LLC/Parsley Finance Corp.
185,000	5.38%, due 1/15/2025	188,515	(e)
550,000	5.63%, due 10/15/2027	562,375	(e)
1,285,000	PDC Energy, Inc., 5.75%, due 5/15/2026	1,286,606
	Range Resources Corp.
895,000	5.00%, due 8/15/2022	885,491
1,620,000	5.00%, due 3/15/2023	1,576,066
	SM Energy Co.
632,000	6.13%, due 11/15/2022	638,320
605,000	5.00%, due 1/15/2024	566,809
190,000	6.75%, due 9/15/2026	181,925
1,895,000	6.63%, due 1/15/2027	1,786,037
	Whiting Petroleum Corp.
1,345,000	6.25%, due 4/1/2023	1,375,263
2,060,000	6.63%, due 1/15/2026	2,052,316
	WPX Energy, Inc.
750,000	5.25%, due 9/15/2024	774,375
890,000	5.75%, due 6/1/2026	920,038
		24,845,394

Environmental 0.1%
240,000	Darling Ingredients, Inc., 5.25%, due 4/15/2027	244,200	(e)

Food - Wholesale 0.8%
	Post Holdings, Inc.
1,045,000	5.50%, due 3/1/2025	1,069,819	(e)
430,000	5.75%, due 3/1/2027	440,750	(e)
615,000	5.63%, due 1/15/2028	622,263	(e)
		2,132,832

Gaming 5.5%
	Boyd Gaming Corp.
745,000	6.88%, due 5/15/2023	772,006
2,880,000	6.38%, due 4/1/2026	3,031,200
850,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	872,313	(e)
1,265,000	Eldorado Resorts, Inc., 6.00%, due 9/15/2026	1,312,437
605,000	Int'l Game Technology PLC, 6.25%, due 1/15/2027	636,046	(e)

See Notes to Financial Statements	12

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	MGM Resorts Int'l
$290,000	5.25%, due 3/31/2020	$295,255
390,000	6.63%, due 12/15/2021	418,275
895,000	5.75%, due 6/15/2025	946,463
725,000	5.50%, due 4/15/2027	747,656
1,255,000	Scientific Games Int'l, Inc., 8.25%, due 3/15/2026	1,300,494	(e)
1,305,000	Station Casinos LLC, 5.00%, due 10/1/2025	1,282,162	(e)
500,000	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/2023	547,500
1,700,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/2025	1,716,473	(e)
		13,878,280

Gas Distribution 7.8%
1,805,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	1,840,017
730,000	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/2025	786,575
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
465,000	6.25%, due 4/1/2023	476,625
770,000	5.75%, due 4/1/2025	789,250
840,000	5.63%, due 5/1/2027	836,850	(e)
1,215,000	DCP Midstream LLC, 5.85%, due 5/21/2043	1,123,875	(e)(l)
	DCP Midstream Operating L.P.
350,000	5.38%, due 7/15/2025	367,924
715,000	5.60%, due 4/1/2044	679,250
	Genesis Energy L.P./Genesis Energy Finance Corp.
740,000	6.50%, due 10/1/2025	742,775
580,000	6.25%, due 5/15/2026	574,200
	NuStar Logistics L.P.
975,000	4.75%, due 2/1/2022	984,750
570,000	5.63%, due 4/28/2027	569,829
2,410,000	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/2023	2,289,500
3,265,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/2025	3,011,962
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
600,000	4.25%, due 11/15/2023	601,500
1,005,000	6.75%, due 3/15/2024	1,048,969
685,000	5.13%, due 2/1/2025	702,125
515,000	6.50%, due 7/15/2027	551,694	(e)
1,155,000	5.00%, due 1/15/2028	1,134,741
450,000	6.88%, due 1/15/2029	486,000	(e)
		19,598,411

Health Facilities 5.6%
50,000	Acadia Healthcare Co., Inc., 6.50%, due 3/1/2024	51,750
915,000	Columbia/HCA Corp., 7.69%, due 6/15/2025	1,045,388
	HCA, Inc.
1,900,000	5.38%, due 9/1/2026	2,004,500
935,000	5.63%, due 9/1/2028	995,775
1,245,000	5.88%, due 2/1/2029	1,339,931
2,180,000	MEDNAX, Inc., 6.25%, due 1/15/2027	2,223,600	(e)

See Notes to Financial Statements	13

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Tenet Healthcare Corp.
$355,000	8.13%, due 4/1/2022	$378,771
1,030,000	6.75%, due 6/15/2023	1,050,600
865,000	4.63%, due 7/15/2024	867,437
1,705,000	6.25%, due 2/1/2027	1,777,462	(e)
1,265,000	6.88%, due 11/15/2031	1,176,450
1,170,000	THC Escrow Corp., 7.00%, due 8/1/2025	1,184,625
		14,096,289

Health Services 0.9%
1,540,000	IQVIA, Inc., 5.00%, due 10/15/2026	1,572,725	(e)
650,000	Service Corp. Int'l, 5.38%, due 5/15/2024	667,134
		2,239,859

Hotels 0.7%
1,160,000	ESH Hospitality, Inc., 5.25%, due 5/1/2025	1,164,350	(e)
520,000	Hilton Domestic Operating Co, Inc., 5.13%, due 5/1/2026	532,350	(e)
		1,696,700

Insurance Brokerage 0.6%
1,440,000	HUB Int'l, Ltd., 7.00%, due 5/1/2026	1,452,600	(e)

Integrated Energy 1.2%
	Cheniere Energy Partners L.P.
2,185,000	5.25%, due 10/1/2025	2,228,700
745,000	5.63%, due 10/1/2026	769,555	(e)
		2,998,255

Investments & Misc. Financial Services 0.6%
	MSCI, Inc.
265,000	5.25%, due 11/15/2024	272,950	(e)
1,195,000	5.75%, due 8/15/2025	1,251,763	(e)
		1,524,713

Machinery 0.6%
	CFX Escrow Corp.
440,000	6.00%, due 2/15/2024	457,050	(e)
480,000	6.38%, due 2/15/2026	508,200	(e)
600,000	RBS Global, Inc./Rexnord LLC, 4.88%, due 12/15/2025	600,726	(e)
		1,565,976

Managed Care 1.3%
	Centene Corp.
1,050,000	6.13%, due 2/15/2024	1,099,875
615,000	5.38%, due 6/1/2026	641,906	(e)
1,375,000	WellCare Health Plans, Inc., 5.38%, due 8/15/2026	1,440,038	(e)
		3,181,819

See Notes to Financial Statements	14

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Media Content 4.2%
$755,000	AMC Networks, Inc., 4.75%, due 8/1/2025	$750,915
805,000	Gray Television, Inc., 7.00%, due 5/15/2027	869,148	(e)
540,000	Lions Gate Capital Holdings LLC, 5.88%, due 11/1/2024	550,800	(e)
	Netflix, Inc.
480,000	4.38%, due 11/15/2026	475,200
320,000	4.88%, due 4/15/2028	317,200
500,000	5.88%, due 11/15/2028	527,500
460,000	6.38%, due 5/15/2029	502,550	(e)
485,000	5.38%, due 11/15/2029	491,063	(e)
	Sirius XM Radio, Inc.
155,000	4.63%, due 5/15/2023	156,356	(e)
2,245,000	6.00%, due 7/15/2024	2,317,963	(e)
2,065,000	5.38%, due 7/15/2026	2,124,369	(e)
800,000	5.00%, due 8/1/2027	806,560	(e)
565,000	WMG Acquisition Corp., 5.00%, due 8/1/2023	576,300	(e)
		10,465,924

Medical Products 0.5%
1,340,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/2022	1,316,550	(e)

Metals - Mining Excluding Steel 5.1%
285,000	Arconic, Inc., 5.87%, due 2/23/2022	298,950
410,000	Cleveland Cliffs, Inc., 5.88%, due 6/1/2027	396,163	(e)(h)
1,380,000	Constellium NV, 6.63%, due 3/1/2025	1,435,200	(e)
	FMG Resources (August 2006) Pty Ltd.
495,000	4.75%, due 5/15/2022	501,188	(e)
630,000	5.13%, due 5/15/2024	639,450	(e)
	Freeport-McMoRan, Inc.
1,290,000	5.40%, due 11/14/2034	1,210,987
1,665,000	5.45%, due 3/15/2043	1,502,662
3,595,000	Hudbay Minerals, Inc., 7.63%, due 1/15/2025	3,738,800	(e)
	Novelis Corp.
370,000	6.25%, due 8/15/2024	385,263	(e)
2,590,000	5.88%, due 9/30/2026	2,632,087	(e)
		12,740,750

Oil Field Equipment & Services 2.7%
	Precision Drilling Corp.
2,060,000	7.75%, due 12/15/2023	2,142,400
2,790,000	5.25%, due 11/15/2024	2,643,525
1,125,000	USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 9/1/2027	1,184,062	(e)
1,075,000	Weatherford Bermuda Holdings Ltd., 4.50%, due 4/15/2022	747,125
		6,717,112

See Notes to Financial Statements	15

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Packaging 3.8%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
$400,000	4.25%, due 9/15/2022	$401,500	(e)
210,000	4.63%, due 5/15/2023	211,982	(e)
2,810,000	6.00%, due 2/15/2025	2,831,075	(e)
535,000	Berry Global, Inc., 4.50%, due 2/15/2026	518,950	(e)
1,040,000	Berry Plastics Corp., 5.13%, due 7/15/2023	1,055,600
	BWAY Holding Co.
965,000	5.50%, due 4/15/2024	958,390	(e)
1,070,000	7.25%, due 4/15/2025	1,041,913	(e)
140,000	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, due 1/15/2023	142,976
705,000	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/2026	716,456
1,535,000	Reynolds Group Issuer, Inc., 5.13%, due 7/15/2023	1,557,273	(e)
		9,436,115

Personal & Household Products 1.7%
	Energizer Holdings, Inc.
1,075,000	4.70%, due 5/24/2022	1,109,937
680,000	6.38%, due 7/15/2026	701,887	(e)
705,000	7.75%, due 1/15/2027	764,044	(e)
445,000	Prestige Brands, Inc., 6.38%, due 3/1/2024	459,463	(e)
	Spectrum Brands, Inc.
180,000	6.13%, due 12/15/2024	184,950
1,140,000	5.75%, due 7/15/2025	1,164,225
		4,384,506

Pharmaceuticals 3.2%
720,000	Bausch Health Americas, Inc., 8.50%, due 1/31/2027	784,350	(e)
205,000	Bausch Health Cos., Inc., 5.75%, due 8/15/2027	213,610	(e)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
921,000	6.00%, due 7/15/2023	750,615	(e)
425,000	6.00%, due 2/1/2025	324,063	(e)
	Valeant Pharmaceuticals Int'l, Inc.
210,000	6.50%, due 3/15/2022	217,350	(e)
104,000	5.50%, due 3/1/2023	104,390	(e)
455,000	5.88%, due 5/15/2023	458,503	(e)
330,000	7.00%, due 3/15/2024	347,738	(e)
3,475,000	6.13%, due 4/15/2025	3,518,437	(e)
1,265,000	5.50%, due 11/1/2025	1,294,652	(e)
		8,013,708

Printing & Publishing 0.4%
725,000	Harland Clarke Holdings Corp., 8.38%, due 8/15/2022	643,437	(e)
318,000	R.R. Donnelley & Sons Co., 7.88%, due 3/15/2021	327,938
		971,375

See Notes to Financial Statements	16

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Real Estate Development & Management 0.8%
	Realogy Group LLC/Realogy Co-Issuer Corp.
$765,000	5.25%, due 12/1/2021	$770,738	(e)
1,140,000	9.38%, due 4/1/2027	1,184,175	(e)
		1,954,913

Real Estate Investment Trusts 1.3%
	MPT Operating Partnership L.P./MPT Finance Corp.
1,175,000	6.38%, due 3/1/2024	1,237,275
1,095,000	5.50%, due 5/1/2024	1,119,637
535,000	5.25%, due 8/1/2026	545,031
	Starwood Property Trust, Inc.
435,000	3.63%, due 2/1/2021	432,825
65,000	4.75%, due 3/15/2025	65,163
		3,399,931

Recreation & Travel 0.6%
465,000	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 4/15/2027	474,388
	Six Flags Entertainment Corp.
665,000	4.88%, due 7/31/2024	665,000	(e)
275,000	5.50%, due 4/15/2027	280,775	(e)
		1,420,163

Restaurants 1.4%
	1011778 BC ULC/New Red Finance, Inc.
985,000	4.25%, due 5/15/2024	970,225	(e)
1,335,000	5.00%, due 10/15/2025	1,323,319	(e)
1,185,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/2026	1,222,031	(e)
		3,515,575

Software - Services 3.5%
	CDK Global, Inc.
285,000	5.00%, due 10/15/2024	295,209
389,000	4.88%, due 6/1/2027	392,890
1,142,000	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/2021	1,144,855	(e)(f)
740,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/2025	773,300	(e)
	Nuance Communications, Inc.
1,355,000	6.00%, due 7/1/2024	1,387,181
405,000	5.63%, due 12/15/2026	413,606
3,360,000	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	3,133,200	(e)
1,200,000	SS&C Technologies, Inc., 5.50%, due 9/30/2027	1,230,750	(e)
		8,770,991

See Notes to Financial Statements	17

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Specialty Retail 1.6%
$1,750,000	Liberty Media Corp., 8.50%, due 7/15/2029	$1,824,375
	Penske Automotive Group, Inc.
600,000	5.38%, due 12/1/2024	607,500
570,000	5.50%, due 5/15/2026	568,575
	QVC, Inc.
165,000	4.85%, due 4/1/2024	168,808
455,000	5.45%, due 8/15/2034	436,645
400,000	William Carter Co., 5.63%, due 3/15/2027	413,500	(e)
		4,019,403

Steel Producers - Products 0.8%
1,869,000	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/2025	1,989,588	(e)

Support - Services 10.4%
2,970,000	ADT Corp., 4.88%, due 7/15/2032	2,457,675	(e)
2,205,000	Anna Merger Sub, Inc., 7.75%, due 10/1/2022	341,775	(e)
	Aramark Services, Inc.
1,485,000	5.13%, due 1/15/2024	1,535,119	(g)
415,000	5.00%, due 2/1/2028	422,387	(e)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
245,000	5.50%, due 4/1/2023	249,550
3,050,000	5.25%, due 3/15/2025	3,027,125	(e)
910,000	frontdoor, Inc., 6.75%, due 8/15/2026	954,362	(e)
	Hertz Corp.
375,000	7.63%, due 6/1/2022	386,953	(e)
3,590,000	5.50%, due 10/15/2024	3,069,450	(e)
620,000	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/2026	613,800	(e)
	Iron Mountain, Inc.
305,000	6.00%, due 8/15/2023	312,816
905,000	4.88%, due 9/15/2027	877,850	(e)
2,030,000	5.25%, due 3/15/2028	1,999,550	(e)
1,295,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	1,295,000	(e)
2,205,000	Olympus Merger Sub, Inc., 8.50%, due 10/15/2025	1,943,156	(e)
1,011,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/2023	1,065,543	(e)
375,000	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/2025	385,312	(e)
1,115,000	ServiceMaster Co. LLC, 5.13%, due 11/15/2024	1,126,150	(e)
	Staples, Inc.
1,595,000	7.50%, due 4/15/2026	1,597,991	(e)
375,000	10.75%, due 4/15/2027	381,094	(e)
	United Rentals N.A., Inc.
835,000	5.75%, due 11/15/2024	859,424
230,000	5.50%, due 7/15/2025	238,165
810,000	Vizient, Inc., 6.25%, due 5/15/2027	838,350	(e)(h)
		25,978,597

See Notes to Financial Statements	18

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

Technology Hardware & Equipment 2.8%
	CDW LLC/CDW Finance Corp.
$612,000	5.00%, due 9/1/2023	$625,586
400,000	5.00%, due 9/1/2025	410,500
	CommScope Finance LLC
1,105,000	6.00%, due 3/1/2026	1,169,919	(e)
820,000	8.25%, due 3/1/2027	885,600	(e)
	CommScope Technologies LLC
1,778,000	6.00%, due 6/15/2025	1,805,826	(e)
655,000	5.00%, due 3/15/2027	611,606	(e)
1,485,000	Western Digital Corp., 4.75%, due 2/15/2026	1,433,025
		6,942,062

Telecom - Satellite 2.3%
	Intelsat Jackson Holdings SA
5,015,000	5.50%, due 8/1/2023	4,519,769
695,000	8.50%, due 10/15/2024	685,878	(e)
627,000	Intelsat Luxembourg SA, 8.13%, due 6/1/2023	474,169
		5,679,816

Telecom - Wireless 5.1%
	Sprint Corp.
1,300,000	7.88%, due 9/15/2023	1,352,000
4,370,000	7.13%, due 6/15/2024	4,379,559
2,925,000	7.63%, due 3/1/2026	2,922,221
	T-Mobile USA, Inc.
445,000	6.00%, due 4/15/2024	464,469
390,000	6.50%, due 1/15/2026	417,183
575,000	4.50%, due 2/1/2026	577,392
2,825,000	Wind Tre SpA, 5.00%, due 1/20/2026	2,582,050	(e)
		12,694,874

Telecom - Wireline Integrated & Services 5.8%
1,849,000	Citizens Communications Co., 9.00%, due 8/15/2031	1,049,308
1,940,000	Embarq Corp., 8.00%, due 6/1/2036	1,913,325
	Equinix, Inc.
1,075,000	5.88%, due 1/15/2026	1,134,125
365,000	5.38%, due 5/15/2027	386,389
	Frontier Communications Corp.
610,000	7.63%, due 4/15/2024	337,025
2,350,000	11.00%, due 9/15/2025	1,521,625
	Level 3 Financing, Inc.
835,000	5.13%, due 5/1/2023	843,575
1,250,000	5.38%, due 1/15/2024	1,265,625
560,000	Telecom Italia Capital SA, 6.00%, due 9/30/2034	518,000
2,111,000	U.S. West Communications Group, 6.88%, due 9/15/2033	2,109,245

See Notes to Financial Statements	19

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

PRINCIPAL AMOUNT		VALUE

	Zayo Group LLC/Zayo Capital, Inc.
$1,300,000	6.00%, due 4/1/2023	$1,321,125
665,000	6.38%, due 5/15/2025	676,638
1,515,000	5.75%, due 1/15/2027	1,537,725	(e)
		14,613,730

Theaters & Entertainment 2.3%
	AMC Entertainment Holdings, Inc.
2,405,000	5.75%, due 6/15/2025	2,318,059
2,955,000	6.13%, due 5/15/2027	2,751,844
755,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	769,864	(e)
		5,839,767
	Total Corporate Bonds (Cost $350,494,002)	347,621,488

Convertible Bonds 0.3%

Energy - Exploration & Production 0.3%
955,000	Chesapeake Energy Corp., 5.50%, due 9/15/2026 (Cost $953,617)	866,026

Asset-Backed Securities 2.1%
250,000	Annisa CLO Ltd., Ser. 2016-2A, Class ER, (3 month USD LIBOR + 6.00%), 8.59%,
	due 7/20/2031	236,857	(a)(e)
250,000	Canyon Capital CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.75%), 8.35%,
	due 7/15/2031	234,131	(a)(e)
500,000	Dryden 72 CLO Ltd., Ser. 2019-72A, Class E (3 month USD LIBOR + 6.80%), due 5/15/2032	500,000	(a)(d)(e)(h)(i)
1,000,000	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3 month USD LIBOR + 6.00%), 8.60%, due
	7/15/2031	940,086	(a)(e)
500,000	Madison Park Funding XXXV Ltd., Ser. 2019-35A, Class E (3 month USD LIBOR + 6.75%),
	due 4/20/2031	500,000	(a)(d)(e)(h)(i)
	Magnetite CLO Ltd.
600,000	Ser. 2014-8A, Class ER2, (3 month USD LIBOR + 5.65%), 8.25%, due 4/15/2031	565,221	(a)(e)
500,000	Ser. 2015-12A, Class ER, (3 month USD LIBOR + 5.68%), 8.28%, due 10/15/2031	473,657	(a)(e)
675,000	Octagon Investment Partners 27 Ltd., Ser. 2016-1A, Class ER, (3 month USD LIBOR + 5.95%),
	8.55%, due 7/15/2030	651,037	(a)(e)
190,000	Octagon Investment Partners 39 Ltd., Ser. 2018-3A, Class E, (3 month USD LIBOR + 5.75%),
	8.34%, due 10/20/2030	180,507	(a)(e)
650,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.87%), 8.47%, due 4/16/2031	615,503	(a)(e)
250,000	Voya CLO Ltd., Ser. 2016-3A, Class DR, (3 month USD LIBOR + 6.08%), 8.68%, due
	10/18/2031	233,721	(a)(e)
	Total Asset-Backed Securities (Cost $5,339,975)	5,130,720

See Notes to Financial Statements	20

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Short-Term Investments 1.0%

Investment Companies 1.0%
2,471,264 State Street Institutional U.S. Government Money Market Fund Premier Class, 2.37%(j)
	(Cost $2,471,264)	$2,471,264	(g)
	Total Investments 148.7% (Cost $376,156,044)	372,932,922
	Liabilities Less Other Assets (34.7)%	(87,111,270	)(k)
	Liquidation Value of Mandatory Redeemable Preferred Shares (14.0)%	(35,000,000)
	Net Assets Applicable to Common Stockholders 100.0%	$250,821,652

(a)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2019 and changes periodically.

(b)	The stated interest rate represents the weighted average interest rate at April 30, 2019 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

(c)	All or a portion of this security was purchased on a delayed delivery basis.

(d)	All or a portion of this security had not settled as of April 30, 2019 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2019, these securities amounted to $193,064,820, which represents 77.0% of net assets applicable to common stockholders of the Fund. These securities have been deemed by the investment manager to be liquid.

(f)	Payment-in-kind (PIK) security.

(g)	All or a portion of this security is segregated in connection with obligations for swap contracts, when-issued securities and/or delayed delivery securities with a total value of $4,006,382.

(h)	When-issued security. Total value of all such securities at April 30, 2019, amounted to $2,234,513, which represents 0.9% of net assets applicable to common stockholders of the Fund.

(i)	Security fair valued as of April 30, 2019 in accordance with procedures approved by the Board of Directors. Total value of all such securities at April 30, 2019 amounted to approximately $1,000,000, which represents 0.4% of net assets applicable to common stockholders of the Fund.

(j)	Represents 7-day effective yield as of April 30, 2019.

(k)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2019.

See Notes to Financial Statements	21

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

Derivative Instruments

Interest rate swap contracts (“interest rate swaps”)

At April 30, 2019, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

		Fund
		Receives/			Frequency			Accrued
		Pays	Floating	Annual	of Fund		Unrealized	Net Interest
	Notional	Floating	Rate	Fixed-	Receipt/	Maturity	Appreciation/	Receivable/
Clearinghouse	Amount	Rate	Index	Rate	Payment	Date	(Depreciation)	(Payable)	Value
CME	USD 25,000,000	Receive	3-month	1.14%	3M/6M	6/17/2021	$639,606	$(26,006)	$613,600
			LIBOR
CME	USD 20,000,000	Receive	3-month	0.99%	3M/6M	6/29/2021	578,119	(19,134)	558,985
			LIBOR
Total							$1,217,725	$(45,140)	$1,172,585

For the six months ended April 30, 2019, the average notional value of interest rate swaps was $63,875,052 when the Fund paid the fixed rate.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2019:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments(a)	$—	$16,843,424	$—	$16,843,424
Corporate Bonds(a)	—	347,621,488	—	347,621,488
Convertible Bonds(a)		866,026	—	866,026
Asset-Backed Securities	—	5,130,720	—	5,130,720
Short-Term Investments	—	2,471,264	—	2,471,264
Total Investments	$—	$372,932,922	$—	$372,932,922

(a)	The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements	22

Schedule of Investments High Yield Strategies Fund Inc.^ (Unaudited) (cont’d)

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change
										in unrealized
										appreciation/
										(depreciation)
	Beginning			Change in						from
	balance,	Accrued	Realized	unrealized			Transfers	Transfers	Balance,	investments
	as of	discounts/	gain/	appreciation/			into	out of	as of	still held as of
	11/1/2018	(premiums)	(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	4/30/2019	4/30/2019
Investments in
Securities:
Loan Assignments(c)
Lodging &
Casinos	$2,551,747	$(1,277)	$(47,489)	$(89,981)	$—	$(2,413,000)	$—	$—	$—	$—
Total	$2,551,747	$(1,277)	$(47,489)	$(89,981)	$—	$(2,413,000)	$—	$—	$—	$—

(c)	At the beginning of the period, these investments were valued based on a single quotation obtained from a dealer. The Fund held no Level 3 investments at April 30, 2019.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2019:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swaps
Assets	$—	$1,172,585	$—	$1,172,585
Total	$—	$1,172,585	$—	$1,172,585

^	A balance indicated with a “-”, either reflects a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	23

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
April 30, 2019
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$372,932,922
Interest receivable	5,886,238
Receivable for securities sold	2,353,135
Receivable for accumulated variation margin on centrally cleared swap contracts (Note A)	1,172,585
Total Assets	382,344,880
Liabilities
Notes payable (net of unamortized deferred issuance costs of $99,695) (Note A)	89,900,305
Mandatory Redeemable Preferred Shares, Series B ($25,000 liquidation value per share; 1,400 shares issued and outstanding) (Note A)	35,000,000
Distributions payable—preferred shares	160,449
Distributions payable—common stock	12,960
Cash collateral segregated for centrally cleared swap contracts due to broker (Note A)	932,209
Payable to investment manager —net (Note B)	184,832
Payable for securities purchased	4,876,796
Payable to administrator—net (Note B)	15,403
Interest payable (Note A)	313,583
Accrued expenses and other payables	126,691
Total Liabilities	131,523,228
Net Assets applicable to Common Stockholders	$250,821,652
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$274,349,413
Total distributable earnings/(losses)	(23,527,761)
Net Assets applicable to Common Stockholders	$250,821,652
Shares of Common Stock Outstanding ($0.0001 par value; 999,999,997,100 shares authorized)	19,540,585
Net Asset Value Per Share of Common Stock Outstanding	$12.84
* Cost of Investments
(a) Unaffiliated issuers	$376,156,044

See Notes to Financial Statements	24

Statement of Operations (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the
Six Months Ended
April 30, 2019
Investment Income:
Income (Note A):
Interest and other income-unaffiliated issuers	$12,065,167
Expenses:
Investment management fees (Note B)	1,089,411
Administration fees (Note B)	90,784
Audit fees	31,970
Basic maintenance expense (Note A)	6,694
Custodian and accounting fees	86,877
Insurance expense	5,903
Legal fees	67,373
Stockholder reports	23,990
Stock exchange listing fees	4,411
Stock transfer agent fees	13,413
Distributions to mandatory redeemable preferred shareholders (Note A)	884,784
Directors‘ fees and expenses	20,044
Interest expense (Note A)	1,743,233
Miscellaneous	12,239
Total net expenses	4,081,126
Net investment income/(loss)	$7,984,041

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(5,073,221)
Expiration or closing of swap contracts	477,709

Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	13,047,598
Swap contracts	(1,217,949)
Net gain/(loss) on investments	7,234,137
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$15,218,178

See Notes to Financial Statements	25

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD
	STRATEGIES FUND INC.
	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:

From Operations (Note A):
Net investment income/(loss)	$7,984,041	$14,849,241
Net realized gain/(loss) on investments	(4,595,512)	1,882,967
Change in net unrealized appreciation/(depreciation) of investments	11,829,649	(19,824,914)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	15,218,178	(3,092,706)

Distributions to Common Stockholders From (Note A):
Distributable earnings	(7,714,623)	(15,489,822)
Tax return of capital	—	(594,033)
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	7,503,555	(19,176,561)

Net Assets Applicable to Common Stockholders:
Beginning of period	243,318,097	262,494,658
End of period	$250,821,652	$243,318,097

See Notes to Financial Statements	26

Statement of Cash Flows (Unaudited)

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the
Six Months Ended
April 30, 2019
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$15,218,178
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(105,437,212)
Proceeds from disposition of investment securities	105,666,446
Purchase/sale of short-term investment securities, net	3,702,733
Decrease in receivable/(payable) for accumulated variation margin on centrally cleared swap contracts	1,217,949
Increase in interest receivable	(77,639)
Decrease in deferred issuance costs	11,075
Decrease in prepaid expenses and other assets	17,507
Increase in receivable for securities sold	(1,312,095)
Increase in accumulated unpaid dividends on preferred shares	2,242
Decrease in payable for securities purchased	(2,118,511)
Increase in interest payable	8,764
Net amortization of premium/(discount) on investments	(154,783)
Decrease in payable to investment manager	(4,985)
Decrease in payable to directors	(2,245)
Decrease in accrued expenses and other payables	(18,048)
Unrealized appreciation on investment securities of unaffiliated issuers	(13,047,598)
Net realized loss from transactions in investment securities of unaffiliated issuers	5,073,221
Net cash provided by (used in) operating activities	$8,744,999
Cash flows from financing activities:
Cash distributions paid on common stock	(7,702,772)
Net cash provided by (used in) financing activities	(7,702,772)
Net increase/(decrease) in cash and restricted cash	1,042,227
Cash and restricted cash at beginning of period	(1,974,436)
Cash and restricted cash at end of period	$(932,209)
Supplemental disclosure
Cash paid for interest	$1,734,469

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

	April 30, 2019	October 31, 2018
Cash	$—	$16,659
Deposit for derivatives collateral
Cash collateral segregated for centrally cleared swap contracts due to broker	(932,209)	(1,991,095)
Total cash and restricted cash as shown in the Statement of Cash Flows	$(932,209)	$(1,974,436)

See Notes to Financial Statements	27

Notes to Financial Statements High Yield Strategies Fund Inc.
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) was organized as a Maryland corporation on March 18, 2010, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments

●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”).

28

Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4

Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

29

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2019, the Fund did not have any unrecognized tax positions.

At April 30, 2019, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax purposes was $376,190,734. Gross unrealized appreciation of long security positions was $8,353,641 and gross unrealized depreciation of long security positions was $10,394,761 resulting in net unrealized depreciation of $2,041,120 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2018, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of non-deductible restructuring costs. These reclassifications had no effect on net income, NAV applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2018, the Fund recorded the following permanent reclassifications:

Total
Distributable
Paid-in Capital	Earnings/(Losses)
$(22,334)	$22,334

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2018	2017	2018	2017	2018	2017	2018	2017
$17,056,121	$18,261,406	$—	$—	$594,033	$718,466	$17,650,154	$18,979,872

As of October 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation/	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$(13,921,730)	$(16,950,269)	$(159,317)	$(31,031,316)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, distribution payments, swap accruals and delayed settlement compensation on bank loans.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2018, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Capital Loss Carryforwards
Long-Term	Short-Term
$15,689,749	$1,260,520

During the year ended October 31, 2018, the Fund utilized capital loss carryforwards of $1,489,810.

30

5	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

6

Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on any preferred shares, interest paid on any notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2019 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the U.S. Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred stockholders are accrued and determined as described in Note A-8.

On April 11, 2019, the Fund declared a monthly distribution to common stockholders in the amount of $0.0905 per share, payable on May 31, 2019 to stockholders of record on May 15, 2019, with an ex-date of May 14, 2019. Subsequent to April 30, 2019, the Fund declared a monthly distribution on May 31, 2019 to common stockholders in the amount of $0.0905 per share, payable on June 28, 2019 to stockholders of record on June 17, 2019, with an ex-date of June 14, 2019.

7

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8

Financial leverage: In September 2013, the Fund issued privately placed notes (“PNs”) with an aggregate principal value of $90,000,000 and Mandatory Redeemable Preferred Shares, Series B (“MRPS” and, together with the PNs, “Private Securities”) with an aggregate liquidation preference of $35,000,000. The PNs and MRPS have a maturity date of September 18, 2023. The interest on the PNs is accrued daily and paid quarterly. The MRPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”). Distributions on the MRPS are accrued daily and paid quarterly. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

During the six months ended April 30, 2019, the average principal balance outstanding and average annualized interest rate of the PNs were $90,000,000 and 3.88%, respectively. During the six months ended April 30, 2019, the average aggregate liquidation preference outstanding and average annualized distribution rate of the MRPS were $35,000,000 and 5.10%, respectively.

The table below sets forth key terms of the MRPS.

	Mandatory			Aggregate
	Redemption	Interest	Shares	Liquidation
Series	Date	Rate	Outstanding	Preference
Series B	9/18/23	5.001%*	1,400	$35,000,000

* Current floating rate as of April 30, 2019.

31

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the PNs and MRPS. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem the MRPS or prepay the PNs, in whole or in part, at its option after giving notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing shares of common stock and/or could trigger the mandatory redemption of the MRPS at Liquidation Value and certain expenses and/or mandatory prepayment of the PNs at par plus accrued but unpaid interest and certain expenses. The holders of the MRPS are entitled to one vote per share and will vote with holders of shares of common stock as a single class, except that the holders of the MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of the MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on the MRPS for two consecutive years.

9

Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

Due to the likelihood of volatility and potential illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s shares of common stock may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10

Derivative instruments: The Fund’s use of derivatives during the six months ended April 30, 2019, is described below. Please see the Schedule of Investments for the Fund’s open positions in derivatives, if any, at April 30, 2019. The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: During the six months ended April 30, 2019, the Fund used interest rate swap contracts to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities. The fixed-rate and variable rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap transaction, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

32

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common stockholders or its total net increase (decrease) in net assets applicable to common stockholders resulting from operations.

Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the fund’s exposure to the credit risk of the original counterparty. A fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

At April 30, 2019, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives	Interest Rate Risk	Statement of Assets and Liabilities Location
Centrally cleared swaps	$1,172,585	Receivable/Payable for accumulated variation margin on centrally
		cleared swap contracts(a)
Total Value - Assets	$1,172,585

(a)

“Centrally cleared swaps” reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap plus accrued interest as of April 30, 2019, which are reflected in the Statement of Assets and Liabilities under the captions “Receivable/Payable for accumulated variation margin on centrally cleared swap contracts”.

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2019, was as follows:

Realized Gain/(Loss)
	Interest Rate Risk	Statement of Operations Location
Swaps	$477,709	Net realized gain/(loss)
Total Realized Gain/(Loss)	$477,709	on: expiration or closing of swap contracts

Change in Appreciation/(Depreciation)
	Interest Rate Risk	Statement of Operations Location
Swaps	$(1,217,949)	Change in net unrealized appreciation/
Total Change in Appreciation/(Depreciation)	$(1,217,949)	(depreciation) in value of: swap contracts

11

Securities lending: The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between

33

a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of April 30, 2019, the Fund did not participate in securities lending.

12

When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

13

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

14

Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the PNs and the AA rating on the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee computed at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS outstanding and borrowings under the PNs are not considered liabilities.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

34

Note C—Securities Transactions:

During the six months ended April 30, 2019, there were purchases and sales of long-term securities (excluding swap contracts) of $105,436,839 and $105,486,445, respectively.

Note D—Legal Matters:

On June 1, 2015, the Fund was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, “GM”) to the defendants shortly prior to and after GM’s Chapter 11 bankruptcy filing on June 1, 2009 (the “Petition Date”). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the “Term Loan Agreement”); that the payments occurred both during the ninety (90) days prior to the Petition Date (the “Prepetition Transfer”) and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM’s postpetition financing (the “Postpetition Transfer”); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfer (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. On November 17, 2016, all claims against the Fund relating to the Prepetition Transfer were dismissed from the action. On May 5, 2017, the Bankruptcy Court concluded the evidentiary portion of a trial on certain legal issues with respect to the defendants’ right to the Postpetition Transfer. On September 26, 2017, the Bankruptcy Court issued its decision with respect to (a) the final list of fixtures that still secure the term loan; and (b) the valuation of those fixtures. The Bankruptcy Court held that 33 of the 40 assets at issue were fixtures and that the majority of the assets should be valued on a going concern basis. The Motors Liquidation Company Avoidance Action Trust sought leave to appeal portions of the decision on October 10, 2017. The motion for leave to appeal was denied on September 7, 2018. The parties have been engaged in mediation since December 2017 in an attempt to resolve the dispute. On February 1, 2019, the parties informed the Bankruptcy Court that they reached an agreement to terms to resolve the lawsuit. On May 10, 2019, the settlement agreement was signed by all the parties necessary to commence the Bankruptcy Court approval process. On May 13, 2019, the Avoidance Trust filed the settlement approval motion with the Bankruptcy Court. The hearing on the settlement approval motion is scheduled for June 12, 2019. During 2009, the Fund received pay downs from GM in connection with the term loan totaling approximately $3.0 million. In the event that the settlement is not consummated, the Fund cannot predict the outcome of the lawsuit. If the lawsuit were to be decided in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. The Fund will incur legal expenses associated with the defense of the lawsuit.

35

Note E—Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”)). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

36

Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	April 30, 2019		Year Ended October 31,
	(Unaudited)		2018	2017		2016		2015	2014
Common Stock Net Asset Value,
Beginning of Period	$12.45		$13.43	$13.12		$12.68		$14.42	$14.67
Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.41		0.76	0.87		0.92		1.02	1.10
Net Gains or Losses on Securities
(both realized and unrealized)	0.37		(0.92)	0.35		0.48		(1.75)	(0.27)
Total From Investment Operations
Applicable to Common Stockholders	0.78		(0.16)	1.22		1.40		(0.73)	0.83

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.39)		(0.79)	(0.87)		(0.90)		(0.94)	(1.08)
Tax Return of Capital	—		(0.03)	(0.04)		(0.06)		(0.07)	—
Total Distributions to
Common Stockholders	(0.39)		(0.82)	(0.91)		(0.96)		(1.01)	(1.08)
Voluntary Contribution
from Management	—		—	—		0.00		—	0.00
Common Stock Net Asset Value,
End of Period	$12.84		$12.45	$13.43		$13.12		$12.68	$14.42
Common Stock Market Value,
End of Period	$11.92		$10.33	$12.13		$11.61		$10.69	$13.16
Total Return, Common Stock Net
Asset Value†	6.93	%[a]*	(0.20)%[a]	10.41	%ab	13.08	%ac	(4.23)%	6.48%[c]
Total Return, Common Stock
Market Value†	19.64	%[a]*	(8.32)%[a]	12.70	%ab	18.69	%ac	(11.53)%	5.13%[c]

Supplemental Data/Ratios ††
Net Assets Applicable to Common
Stockholders, End of Period (in millions)	$250.8		$243.3	$262.5		$256.4		$247.8	$281.7
Preferred Stock Outstanding,
End of Period (in millions)	$35.0		$35.0	$35.0		$35.0		$35.0	$35.0
Preferred Stock Liquidation Value Per Share	$25,000		$25,000	$25,000		$25,000		$25,000	$25,000

Ratios are Calculated Using
Average Net Assets Applicable
to Common Stockholders
Ratio of Gross ExpensesØØ	3.41	%**	2.96%	2.47%		2.39%		2.02%	1.89%
Ratio of Net ExpensesØØ	3.41	%**	2.96%	2.45%[d]		2.39%		2.02%	1.89%
Ratio of Net Investment Income/(Loss)
Excluding Preferred Stock Distributions	6.68	%**	5.88%	6.56%[d]		7.53%		7.46%	7.47%
Portfolio Turnover Rate	29	%*	62%	65%		57%		54%	60%
Asset Coverage Per Share, of Preferred
Stock, End of Period¢	$204,273		$198,912	$212,582		$208,182		$202,029	$226,286
Notes Payable (in millions)	$89.9	^	$89.9 ^	$89.9	^	$90.0		$90.0	$90.0
Asset Coverage Per $1,000 of
Notes Payable¢¢	$4,185		$4,103	$4,308		$4,238		$4,143	$4,520

See Notes to Financial Highlights	37

Notes to Financial Highlights (Unaudited)

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

††	Income ratios include income earned on assets attributable to Private Securities outstanding.

^	At April 30, 2019, the value of Notes Payable is being shown net of unamortized deferred issuance costs of $99,695. At October 31, 2018, the value of Notes Payable is being shown net of unamortized deferred issuance costs of $110,770. At October 31, 2017, the value of Notes Payable is being shown net of unamortized deferred issuance costs of $133,104.

*	Not annualized.

**	Annualized.

ØØ	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Six Months Ended April 30,	Year Ended October 31,
2019	2018	2017	2016	2015	2014
1.45%	1.16%	0.81%	0.68%	0.51%	0.46%

¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS and accumulated unpaid distributions on MRPS) from the Fund’s total assets and dividing by the number of MRPS outstanding.

¢¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS), the outstanding principal of the PNs and accumulated unpaid liabilities on Private Securities from the Fund’s total assets and dividing by the outstanding Notes Payable balance.

a	The class action proceeds received in 2018, 2017 and 2016 had no impact on the Fund’s total returns for the years ended October 31, 2018, 2017 or 2016.

b	In May 2016, the Fund’s custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015, and refunded to the Fund certain expenses and interest determined to be payable to the Fund for the period. These amounts had no impact on the Fund’s total return for the year ended October 31, 2017.

c	The voluntary contributions received in 2014 and 2016 had no impact on the Fund’s total returns for the years ended October 31, 2014 and October 31, 2016, respectively.

d	The custodian expenses refund noted in (b) above is non-recurring and is included in these ratios. Had the Fund not received the refund, the annualized ratios of net expenses to average net assets applicable to common stockholders and net investment income/(loss) to average net assets applicable to common stockholders would have been:

Ratio of Net Expenses to Average	Ratio of Net Investment Income/(Loss)
Net Assets Applicable to Common	to Average Net Assets Applicable
Stockholders Year Ended	to Common Stockholders Year Ended
October 31, 2017	October 31, 2017
2.47%	6.54%

38

Distribution Reinvestment Plan for the Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing

39

of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

40

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

41

Directory

Investment Manager and Administrator Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 877.461.1899 or 212.476.8800	Plan Agent American Stock Transfer & Trust Company, LLC Plan Administration Department P.O. Box 922 Wall Street Station New York, NY 10269-0560

Custodian State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Overnight correspondence should be sent to: American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Transfer Agent American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

42

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

43

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◼Social Security number and account balances
◼income and transaction history
◼credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information, for example, when you

◼open an account or provide account information
◼seek advice about your investments or give us your income information
◼give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◼sharing for affiliates’ everyday business purposes—information about your creditworthiness
◼affiliates from using your information to market to you
◼sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◼Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

 H0547 06/19

Item 2.  Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to semi-annual reports on Form N-CSR.

Item 6.  Schedule of Investments.

(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable to semi-annual reports on Form N-CSR.

(a)(2) The table below describes the other accounts for which the Registrant’s newly identified Portfolio Manager has day-to-day management responsibility as of May 31, 2019.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Christopher Kocinski

Registered Investment Companies*	8	3,864	0	0

Other Pooled Investment Vehicles**	25	12,299	2	0.3

Other Accounts***	35	6,397	1	161

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of May 31, 2019)
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities.  Similarly, where the Firm declines access to

(or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a)(3) Compensation (as of May 31, 2019)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s newly identified Portfolio Manager in the Registrant as of May 31, 2019.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Christopher Kocinski	A

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,000
D =$50,001-$100,000

 (b) The following newly identified Portfolio Manager has day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
Christopher Kocinski is a Managing Director of the Manager. Before being named co-portfolio manager to the Fund in 2019, Mr. Kocinski was co-director of non-investment grade credit research and a senior research analyst for the Manager. Mr. Kocinski joined the firm in 2006.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal period ended April 30, 2019.
(b)	The Fund did not did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during the fiscal period ended April 30, 2019.
Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman High Yield Strategies Fund Inc.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 3, 2019

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 3, 2019